SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2004

PETsMART, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21888	94-3024325

(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer

Incorporation)		Identification No.)

19601 North 27th Avenue
Phoenix, AZ 85027
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (623) 580-6100

EXPLANATORY NOTE

     The undersigned registrant by this Form 8-K/A hereby amends the Form 8-K furnished to the Securities and Exchange Commission on March 2, 2004. The press release issued by the Registrant on March 2, 2004 reported net sales of $3.0 billion in 2003, and the press release attached to the Form 8-K as exhibit 99.1 reflected $2.9 billion in net sales in 2003. To this end, Exhibit 99.1 attached to this Form 8-K/A now reflects $3.0 billion in net sales in 2003.

Item 12. Results of Operations and Financial Condition

     On March 2, 2004, PETsMART, Inc. issued a press release announcing its results for the fourth fiscal quarter and fiscal year ended February 1, 2004, entitled “PETsMART Reports Year-End 2003 Results.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Report on Form 8-K, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by PETsMART, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETSMART, INC.
By:	/s/ Timothy E. Kullman
Timothy E. Kullman
Senior Vice President, Chief Financial Officer

Date: March 2, 2004

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, dated March 2, 2004, entitled “PETsMART Reports Year-End 2003 Results.”